UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2015

Iridium Communications Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33963	26-1344998
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1750 Tysons Boulevard, Suite 1400

McLean, VA 22102

(Address of principal executive offices, including zip code)

(703) 287-7400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Iridium 2015 Equity Incentive Plan

As described in Item 5.07 below, on May 12, 2015, at the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of Iridium Communications Inc. (the “Company”), the Company’s stockholders approved the Iridium Communications Inc. 2015 Equity Incentive Plan (the “Plan”), under which a maximum of 11,790,804 shares of common stock are reserved for issuance pursuant to stock options and other equity awards, plus up to 11,412,205 shares underlying outstanding awards granted under the 2009 Iridium Communications Inc. Stock Incentive Plan or the Iridium Communications Inc. 2012 Equity Incentive Plan that may return to the Plan’s share reserve, as further described in the Plan. The Plan had been previously approved, subject to stockholder approval, by the Compensation Committee of the Board of Directors (the “Board”) of the Company. The Plan became effective immediately upon stockholder approval at the Annual Meeting.

A summary of the material terms of the Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 27, 2015 (the “Proxy Statement”) as Proposal 4, beginning on page 24, and is incorporated herein by reference. That summary and the foregoing description are qualified in their entirety by reference to the text of the Plan, the UK Sub-Plan of the Plan, and the forms of grant notice and award agreements under the Plan and the UK Sub-Plan, which are filed as Exhibit 10.1 through Exhibit 10.10 to this Current Report on Form 8-K and incorporated herein by reference.

Appointment of Director

As described in Item 5.07 below, at the Annual Meeting, the Company’s stockholders approved a Certificate of Amendment (the “Certificate of Amendment”) to the Company’s Amended and Restated Certificate of Incorporation. The Certificate of Amendment increased the maximum number of members that may constitute the Board from 11 to 13. As described in Item 5.03 below, the Certificate of Amendment was filed with the Delaware Secretary of State, and following such filing on May 12, 2015, the Board approved the expansion of the Board from 11 members to 12 and appointed S. Scott Smith, age 56, to fill the vacancy thus created. Mr. Smith will serve a one-year term until the 2016 Annual Meeting of Stockholders and until his successor is duly elected and qualified. The Board believes Mr. Smith’s qualifications to serve on the Board include his previous service on the Board from August 2013 until his term ended at the Annual Meeting, as well as his deep knowledge of the Company’s business gained from his current position as the Company’s Chief Operating Officer and his previous position as the Company’s Executive Vice President, Satellite Development and Operations.

Additional biographical information about Mr. Smith has been previously reported in the Proxy Statement under the section entitled “Management” beginning on page 42 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Second Amended and Restated Certificate of Incorporation

On May 12, 2015, the Company filed the Certificate of Amendment with the Delaware Secretary of State. The Certificate of Amendment is more fully described in the Proxy Statement as Proposal 5, beginning on page 40, which description is incorporated herein by reference. As described in Item 5.07 below, the Company’s stockholders approved the Certificate of Amendment at the Annual Meeting. A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment and Restatement of Bylaws

On May 12, 2015, the Board amended and restated the Amended and Restated Bylaws of the Company (as so amended and restated, the “Bylaws”), to align the Bylaws with the Certificate of Amendment. The only change effected in the Bylaws was to revise Section 3.1 to allow the Board to fix the number of directors that shall constitute the Board from time to time, within the limits specified in the Certificate of Amendment. The Bylaws are filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 12, 2015 in McLean, Virginia. Of the 94,536,180 shares outstanding as of the record date, 88,091,310 shares, or approximately 93.18%, were present or represented by proxy at the meeting. Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.

Proposal 1 — Election of Directors

The following eleven (11) directors were elected to serve for one-year terms until the 2016 Annual Meeting of Stockholders and until their respective successors are elected and qualified.

Name	Votes For	Votes Withheld	Broker Non-Votes
Robert H. Niehaus	70,062,891	235,341	17,793,078
Thomas C. Canfield	69,997,009	301,223	17,793,078
Matthew J. Desch	70,044,919	253,313	17,793,078
Thomas J. Fitzpatrick	62,278,650	8,019,582	17,793,078
Jane L. Harman	70,066,164	232,068	17,793,078
Alvin B. Krongard	69,963,800	334,432	17,793,078
Admiral Eric T. Olson (Ret.)	70,089,290	208,942	17,793,078
Steven B. Pfeiffer	69,944,477	303,755	17,793,078
Parker W. Rush	70,061,641	236,591	17,793,078
Henrik O. Schliemann	70,019,314	278,918	17,793,078
Barry J. West	70,087,237	210,995	17,793,078

Proposal 2 — Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers.

For	Against	Abstain	Broker Non-Votes
65,547,494	5,527,418	223,320	17,793,078

Proposal 3 — Ratification of the Appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

For	Against	Abstain	Broker Non-Votes
87,857,239	123,276	110,795	0

Proposal 4 — Approval of the Company’s 2015 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
58,303,201	11,815,758	178,972	17,793,379

Proposal 5 — Approval of Amendment to the Certificate of Incorporation of the Company to increase the maximum number of members that may constitute the Company’s Board of Directors from 11 to 13.

For	Against	Abstain	Broker Non-Votes
85,263,966	2,059,254	296,213	471,877

Item 7.01	Regulation FD Disclosure.

On May 12, 2015, the Company announced that its board of directors had declared a cash dividend on its 6.75% Series B Cumulative Perpetual Convertible Preferred Stock of $4.21875 per share, representing a dividend for the period from and including March 16, 2015 through June 15, 2015. The dividend is payable on June 15, 2015, to all stockholders of record as of June 1, 2015.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation dated May 12, 2015.

3.2	Amended and Restated Bylaws.

10.1*	Iridium Communications Inc. 2015 Equity Incentive Plan.

10.2*	Forms of Option Grant Notice and Option Agreement for use in connection with the Iridium Communications Inc. 2015 Equity Incentive Plan.

10.3*	Forms of Restricted Stock Unit Award Grant Notice and Restricted Stock Unit Award Agreement for use in connection with the Iridium Communications Inc. 2015 Equity Incentive Plan.

10.4*	Forms of Non-Employee Director Option Grant Notice and Non-Employee Director Option Agreement for use in connection with the Iridium Communications Inc. 2015 Equity Incentive Plan.

10.5*	Forms of Non-Employee Director Restricted Stock Unit Award Grant Notice and Non-Employee Director Restricted Stock Unit Award Agreement for use in connection with the Iridium Communications Inc. 2015 Equity Incentive Plan.

10.6*	UK Sub-Plan of the Iridium Communications Inc. 2015 Equity Incentive Plan.

10.7*	Forms of UK Option Grant Notice and UK Option Agreement for use in connection with the Iridium Communications Inc. 2015 Equity Incentive Plan.

10.8*	Forms of UK Restricted Stock Unit Award Grant Notice and UK Restricted Stock Unit Award Agreement for use in connection with the Iridium Communications Inc. 2015 Equity Incentive Plan.

10.9*	Forms of UK Non-Employee Director Option Grant Notice and UK Non-Employee Director Option Agreement for use in connection with the Iridium Communications Inc. 2015 Equity Incentive Plan.

10.10*	Forms of UK Non-Employee Director Restricted Stock Unit Award Grant Notice and UK Non-Employee Director Restricted Stock Unit Award Agreement for use in connection with the Iridium Communications Inc. 2015 Equity Incentive Plan.

*	Denotes compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDIUM COMMUNICATIONS INC.

	By:	/s/ Matthew J. Desch
Date: May 14, 2015		Matthew J. Desch Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation dated May 12, 2015.

3.2	Amended and Restated Bylaws.

10.1*	Iridium Communications Inc. 2015 Equity Incentive Plan.

10.2*	Forms of Option Grant Notice and Option Agreement for use in connection with the Iridium Communications Inc. 2015 Equity Incentive Plan.

10.3*	Forms of Restricted Stock Unit Award Grant Notice and Restricted Stock Unit Award Agreement for use in connection with the Iridium Communications Inc. 2015 Equity Incentive Plan.

10.4*	Forms of Non-Employee Director Option Grant Notice and Non-Employee Director Option Agreement for use in connection with the Iridium Communications Inc. 2015 Equity Incentive Plan.

10.5*	Forms of Non-Employee Director Restricted Stock Unit Award Grant Notice and Non-Employee Director Restricted Stock Unit Award Agreement for use in connection with the Iridium Communications Inc. 2015 Equity Incentive Plan.

10.6*	UK Sub-Plan of the Iridium Communications Inc. 2015 Equity Incentive Plan.

10.7*	Forms of UK Option Grant Notice and UK Option Agreement for use in connection with the Iridium Communications Inc. 2015 Equity Incentive Plan.

10.8*	Forms of UK Restricted Stock Unit Award Grant Notice and UK Restricted Stock Unit Award Agreement for use in connection with the Iridium Communications Inc. 2015 Equity Incentive Plan.

10.9*	Forms of UK Non-Employee Director Option Grant Notice and UK Non-Employee Director Option Agreement for use in connection with the Iridium Communications Inc. 2015 Equity Incentive Plan.

10.10*	Forms of UK Non-Employee Director Restricted Stock Unit Award Grant Notice and UK Non-Employee Director Restricted Stock Unit Award Agreement for use in connection with the Iridium Communications Inc. 2015 Equity Incentive Plan.

*	Denotes compensatory plan, contract or arrangement.